INCOME TAXES (Details 2) - USD ($)	Oct. 31, 2024	Oct. 31, 2023
Deferred Tax Assets:
Stock based compensation	$ 2,644,000	$ 1,637,000
Net operating loss carryforward-Federal	3,657,000	3,611,000
Net operating loss carryforward-State	542,000	618,000
Other
Total deferred tax assets:	6,843,000	5,866,000
Deferred Tax Liabilities:
Property and equipment	310,000	310,000
Total deferred tax liabilities:	310,000	310,000
Valuation Allowance	(6,533,000)	(5,556,000)
Net deferred tax assets